UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7740
Western Asset 2008 Worldwide Dollar Government
Term Trust Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: July 31
Date of reporting period: July 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT JULY 31, 2007	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Annual Report • July 31, 2007
What’s
Inside

Fund Objective

The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	4

Schedule of Investments	5

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Annual Chief Executive Officer and Chief Financial Officer Certifications	26

Important Tax Information	27

Dividend Reinvestment Plan	28

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i] increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006.ii In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher over much of the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and mounting
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      I

expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 5.58%.
The high yield bond market generated positive results over the 12-month period ended July 31, 2007 despite weakness late in the fiscal year. For the 12 months ended July 31, 2007, the Citigroup High Yield Market Indexvi returned 6.83%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high yield market was further aided by strong corporate profits and low default rates.
Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.16% during the reporting period. Overall solid demand, an expanding global economy and strong domestic spending supported many emerging market countries.
Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments have experienced increased price volatility.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments.

Effective June 1, 2007, the Fund may use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk-management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives.
Prior to October 9, 2006, the Fund was known as Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
In addition, Management would like to remind shareholders that the Fund will liquidate on or about November 30, 2008 and will seek to distribute at least $10 per share to investors at that time.
Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 30, 2007
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 8/30/07.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
IV     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?
A. As the fiscal year began, the bond market faced a number of challenges, including signs of economic growth leading to inflationary pressures and uncertainty regarding the future actions of the Federal Reserve Board (“Fed”)i. As the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed continued to keep short-term interest rates steady at 5.25%. Over the 12-month period, there were several instances of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the monetary policy of the Fed. In addition, there were periodic “flights to quality” to higher rated bonds during periods of stock market unrest and due to general economic concerns surrounding subprime mortgages.
   Overseas, bond prices tended to lag their U.S. counterparts. While the Fed chose to hold short-term interest rates steady during the reporting period, several international central banks increased rates given their stronger economies and corresponding inflationary pressures.
Performance Review
For the 12 months ended July 31, 2007, the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. returned 5.76% based on its net asset value (“NAV”)ii and 10.61% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii, returned 7.16% and its Lipper Global Income Closed-End Funds Category Averageiv increased 8.37% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.
   During the 12-month period, the Fund made distributions to shareholders totaling $1.59 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of July 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of July 31, 2007 (unaudited)

12-Month
Price Per Share	Total Return

$10.54 (NAV)	5.76%

$10.33 (Market Price)	10.61%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      1

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.	For the majority of the reporting period, the Fund’s large overweight to mortgage-backed securities enhanced results. In addition, a moderate exposure to emerging market debt boosted returns for much of the period as spreads narrowed towards historically low levels.

Q.	What were the leading detractors from performance?

A.	While the Fund’s mortgage-backed securities and emerging market debt contributed to performance during the first 10 months of the period, these exposures hurt performance over the last two months of the fiscal year. Over this time, volatility increased sharply as investor risk aversion increased due to the fallout in the subprime mortgage market. In addition, news regarding the housing market continued to be worse than anticipated.

Q.	Were there any significant changes to the Fund during the reporting period?
A. We significantly reduced the Fund’s exposure to emerging market debt as spreads contracted, and we felt the asset class was too richly valued. In addition, we reduced the average duration of the portfolio in anticipation of the Fund’s liquidation on or about November 30, 2008.
Looking for Additional Information?
The Fund is traded under the symbol “SBG”, and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBGX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.
   In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.
   Thank you for your investment in Western Asset 2008 Worldwide Dollar Government Term Trust Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company
August 13, 2007
2     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

iii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Schedule of Investments (July 31, 2007)
WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 104.8%
FHLMC — 48.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
$9,974,069	6.126% due 7/1/36 (a)(b)	$10,004,473
48,268,627	6.182% due 12/1/36 (a)(b)	48,689,219
23,831,293	5.823% due 1/1/37 (a)(b)	23,878,450
24,443,052	5.767% due 5/1/37 (a)(b)	24,443,604
48,371,788	5.917% due 5/1/37 (a)(b)	48,603,470
	Gold:
530,501	7.000% due 10/1/17-11/1/32	548,202
20,300,000	5.000% due 8/14/37 (c)	19,040,771

	Total FHLMC	175,208,189

FNMA — 45.5%
	Federal National Mortgage Association (FNMA):
1,718,116	4.781% due 2/1/35 (a)(b)	1,716,854
2,414,858	5.052% due 3/1/35 (a)(b)	2,408,209
18,190,585	5.927% due 12/1/36 (a)(b)	18,280,810
19,364,966	5.981% due 12/1/36 (a)(b)	19,429,258
22,294,711	5.525% due 2/1/37 (a)(b)	22,458,354
28,800,000	5.000% due 8/14/37 (c)	27,013,507
62,700,000	6.000% due 8/14/37 (c)	62,121,969
12,000,000	6.500% due 8/14/37 (c)	12,121,872

	Total FNMA	165,550,833

GNMA — 11.1%
40,500,000	Government National Mortgage Association (GNMA), 6.000% due 8/21/37 (c)	40,443,057

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $381,739,563)	381,202,079

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
11,209,910	Series 2591, Class PI, PAC-1 IO, 5.500% due 2/15/30 (d)	1,635,616
4,914,905	Series 2594, Class IO, PAC IO, 5.000% due 3/15/14 (d)	113,072
5,140,872	Series 2595, Class WT, PAC IO, 5.500% due 9/15/22 (d)	72,160
9,852,905	Series 2603, Class LI, PAC-1 IO, 5.500% due 9/15/28 (d)	1,083,902
4,145,693	Series 2617, Class IB, PAC IO, 4.500% due 8/15/12 (d)	59,408
5,497,906	Series 2617, Class IE, PAC IO, 4.500% due 5/15/15 (d)	450,283
9,127,022	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (d)	1,511,054
2,652,510	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22 (d)	431,907
9,145,140	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26 (d)	659,858
See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      5

Schedule of Investments (July 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.1% (continued)
$930,735	Series 2687, Class IA, PAC IO, 5.500% due 9/15/22 (d)	$8,148
1,700,710	Series 2742, Class IL, PAC IO, 5.000% due 9/15/12 (d)	14,357
	Federal National Mortgage Association (FNMA):
9,886,172	Series 2003-122, Class IB, IO, 5.000% due 5/25/16 (d)	347,669
8,529,718	Series 2004-31, Class IC, IO, 4.500% due 1/25/14 (d)	317,973
	Strip:
16,328,061	Series 332, Class 2, IO, 6.000% due 3/1/33 (d)	4,260,215
13,906,471	Series 337, Class 2, IO, 5.000% due 7/1/33 (d)	3,485,097
14,782,017	Series 352, Class 2, IO, 5.500% due 8/1/34 (d)	3,901,926
899,270	Government National Mortgage Association (GNMA), Series 2003-12, Class IN, PAC IO, 5.500% due 2/16/28 (d)	16,297

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,275,529)	18,368,942

CORPORATE BONDS & NOTES — 2.7%
Capital Markets — 1.3%
4,950,000	Credit Suisse First Boston Brazil (Bahamas) Ltd., 5.850% due 11/24/08 (b)	4,842,337

Consumer Finance — 1.4%
5,000,000	SLM Corp., Senior Notes, 5.330% due 4/18/08 (a)(b)(e)	4,965,035

	TOTAL CORPORATE BONDS & NOTES (Cost — $9,930,194)	9,807,372

MUNICIPAL BONDS — 9.8%
Pennsylvania — 1.4%
	Westmoreland County, PA, GO, Refunding, Series G, FGIC-Insured:
2,665,000	Zero coupon bond to yield 3.845% due 6/1/08 (b)	2,582,065
2,515,000	Zero coupon bond to yield 3.904% due 12/1/08 (b)	2,390,005

	Total Pennsylvania	4,972,070

Texas — 8.4%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Series A, Prior Lien, MBIA-Insured, zero coupon bond to yield 3.901% due 11/15/08 (b)	10,660,832
	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG-Insured:
1,845,000	Zero coupon bond to yield 3.823% due 2/15/08 (b)	1,807,565
2,705,000	Zero coupon bond to yield 3.938% due 2/15/09 (b)	2,547,353
See Notes to Financial Statements.
6     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face
Amount	Security	Value

Texas — 8.4% (continued)
$5,470,000	Harris County, TX, GO, Series A, FGIC-Insured, zero coupon bond to yield 3.873% due 8/15/08 (b)	$5,257,819
10,535,000	Texas State Public Finance Authority, Capital Appreciation Refunding, MBIA-Insured, zero coupon bond to yield 3.810% due 2/1/08 (b)	10,336,520

	Total Texas	30,610,089

	TOTAL MUNICIPAL BONDS (Cost — $35,514,178)	35,582,159

SOVEREIGN BONDS — 13.8%
Colombia — 2.1%
7,135,000	Republic of Colombia, 7.375% due 9/18/37 (b)	7,609,477

Poland — 9.2%
	Republic of Poland:
16,380,000	Par Bonds, 4.000% due 10/27/24 (b)	15,131,025
19,000,000	Series RSTA, 4.750% due 10/27/24 (b)	18,444,250

	Total Poland	33,575,275

Russia — 2.5%
8,238,600	Russian Federation, 7.500% due 3/31/30 (b)(e)	9,034,140

	TOTAL SOVEREIGN BONDS (Cost — $45,636,277)	50,218,892

Warrants

WARRANT — 3.4%
328,650	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (b) (Cost — $0)	12,324,375

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $487,095,741)	507,503,819

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      7

Schedule of Investments (July 31, 2007) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 3.3%
U.S. Government Agency — 0.6%
$2,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (b)(f)(g) (Cost — $2,129,888)	$2,130,938
Repurchase Agreement — 2.7%
9,921,000	Morgan Stanley repurchase agreement dated 7/31/07, 5.230% due 8/1/07; Proceeds at maturity — $9,922,441; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.700% due 3/7/08 to 3/28/17; Market value — $11,152,001) (Cost — $9,921,000) (b)	9,921,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $12,050,888)	12,051,938

	TOTAL INVESTMENTS — 142.9% (Cost — $499,146,629#)	519,555,757
	Liabilities in Excess of Other Assets — (42.9)%	(155,948,042)

	TOTAL NET ASSETS — 100.0%	$363,607,715

(a)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts and to-be announced (“TBA”) securities.

(c)	This security is traded on a TBA basis (See Note 1).

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $499,172,403.

Abbreviations used in this schedule:

FGIC	— Financial Guaranty Insurance Company
GO	— General Obligation
IO	— Interest Only
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
PAC	— Planned Amortization Class
PSFG	— Permanent School Fund Guaranty
RSTA	— Revolving Short-Term Agreement
STRIP	— Separate Trading of Registered Interest and Principal
See Notes to Financial Statements.
8     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Statement of Assets and Liabilities (July 31, 2007)

ASSETS:
Investments, at value (Cost — $499,146,629)	$519,555,757
Cash	751
Interest receivable	3,295,683
Principal paydown receivable	1,635,724
Prepaid expenses	15,628

Total Assets	524,503,543

LIABILITIES:
Payable for securities purchased	160,205,941
Payable to broker — variation margin on open futures contracts	304,125
Investment management fee payable	230,974
Directors’ fees payable	15,469
Accrued expenses	139,319

Total Liabilities	160,895,828

Total Net Assets	$363,607,715

NET ASSETS:
Par value ($0.001 par value; 34,510,639 shares issued and outstanding; 200,000,000 shares authorized)	$34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	16,221,882
Accumulated net realized gain on investments and futures contracts	9,974,911
Net unrealized appreciation on investments and futures contracts	19,271,756

Total Net Assets	$363,607,715

Shares Outstanding	34,510,639

Net Asset Value	$10.54

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      9

Statement of Operations (For the year ended July 31, 2007)

INVESTMENT INCOME:
Interest	$23,378,535
Dividends	1,971,900

Total Investment Income	25,350,435

EXPENSES:
Investment management fee (Note 2)	2,829,478
Shareholder reports	87,077
Directors’ fees	74,626
Audit and tax	60,780
Legal fees	38,045
Transfer agent fees	31,376
Stock exchange listing fees	25,968
Custody fees	14,658
Insurance	9,582
Miscellaneous expenses	9,275

Total Expenses	3,180,865

Net Investment Income	22,169,570

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	14,724,201
Futures contracts	(5,727,345)

Net Realized Gain	8,996,856

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(10,040,537)
Futures contracts	339,604

Change in Net Unrealized Appreciation/ Depreciation	(9,700,933)

Net Loss on Investments and Futures Contracts	(704,077)

Increase in Net Assets From Operations	$21,465,493

See Notes to Financial Statements.
10     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2007	2006

OPERATIONS:
Net investment income	$22,169,570	$26,233,493
Net realized gain	8,996,856	36,590,642
Change in net unrealized appreciation/depreciation	(9,700,933)	(35,336,066)

Increase in Net Assets From Operations	21,465,493	27,488,069

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(20,996,273)	(22,930,933)
Net realized gains	(33,882,545)	(3,504,217)

Decrease in Net Assets From Distributions to Shareholders	(54,878,818)	(26,435,150)

Increase (Decrease) in Net Assets	(33,413,325)	1,052,919
NET ASSETS:
Beginning of year	397,021,040	395,968,121

End of year*	$363,607,715	$397,021,040

* Includes undistributed net investment income of:	$16,221,882	$14,864,532

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      11

Financial Highlights
For a share of capital stock outstanding throughout each year ended July 31:

	2007		2006		2005		2004		2003

Net Asset Value, Beginning of Year	$11.50		$11.47		$10.58		$10.19		$9.06

Income (Loss) From Operations:
Net investment income	0.64		0.78		0.76		0.73		0.72
Net realized and unrealized gain (loss)	(0.01)		0.02		1.01		0.54		1.29

Total Income From Operations	0.63		0.80		1.77		1.27		2.01

Less Distributions From:
Net investment income	(0.61)		(0.67)		(0.66)		(0.73)		(0.88)
Net realized gains	(0.98)		(0.10)		(0.22)		(0.15)		—

Total Distributions	(1.59)		(0.77)		(0.88)		(0.88)		(0.88)

Net Asset Value, End of Year	$10.54		$11.50		$11.47		$10.58		$10.19

Market Price, End of Year	$10.33		$10.81		$11.22		$11.01		$10.41

Total Return, Based on Net Asset Value(1)(2)	5.76%		7.16%		17.28%		12.75%		22.74%

Total Return, Based on Market Price(2)	10.61%		3.40%		10.15%		14.50%		11.10%

Net Assets, End of Year (millions)	$364		$397		$396		$365		$352

Ratios to Average Net Assets:
Gross expenses	0.83%		0.85%		0.86%		0.87%		0.89%
Net expenses	0.83%		0.84	% (3)	0.86%		0.87%		0.89%
Net investment income	5.81%		6.60%		6.83%		6.84%		7.17%
Portfolio Turnover Rate	126	% (4)	553	% (4)	102	% (4)	62	% (4)	24%
Total mortgage dollar rolls outstanding, end of period (millions)	$160		$381		$320		$290		$357

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 983%, 1,167%, 580%, and 613% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.
See Notes to Financial Statements.
12     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) (formerly known as Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.
   The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      13

Notes to Financial Statements (continued)
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.
   (d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt
14     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Notes to Financial Statements (continued)
obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
   The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date...
   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.
   The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
   (h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social,
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      15

Notes to Financial Statements (continued)
economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
   (i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.
   (j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain

(a)	$184,053	$(184,053)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.
16     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
   Under the investment management agreement, the Fund pays LMPFA an investment management fee payable monthly and calculated at an aggregate annual rate of 0.75% of the Fund’s average weekly net assets up to $250 million and 0.725% of the Fund’s average weekly net assets in excess of $250 million.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset, the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$24,625,608	$875,007,154

Sales	72,273,457	643,865,614

   At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,401,653
Gross unrealized depreciation	(2,018,299)

Net unrealized appreciation	$20,383,354

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      17

Notes to Financial Statements (continued)
   At July 31, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
U.S. Treasury 2 Year Notes	243	09/07	$49,642,309	$49,799,813	$157,504
Contracts to Sell:
U.S. Treasury 10 Year Notes	1,572	09/07	167,572,312	168,867,188	(1,294,876)

Net Unrealized Loss on Open Futures Contracts					$(1,137,372)

   Transactions in reverse repurchase agreements for the Fund during the year ended July 31, 2007 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding

$3,182,760	0.000%	$3,182,760

*	Average based on the number of days that the Fund had reverse repurchase agreements outstanding.
   At July 31, 2007, the Fund had no open reverse repurchase agreements.
   At July 31, 2007, the Fund held TBA securities with a total cost of $160,205,941.
   The average monthly balance of mortgage dollar rolls outstanding for the Fund for the year ended July 31, 2007 was approximately $338,845,330. For the year ended July 31, 2007, the Fund recorded interest income of $1,111,647 related to such mortgage dollar rolls.

4.	Distributions Subsequent to July 31, 2007
On August 16, 2007, the Board of Directors of the Fund declared 3 dividends, each in the amount of $0.0630 per common share, payable on September 28, 2007, October 26, 2007 and November 30, 2007 to shareholders of record on September 21, 2007, October 19, 2007 and November 23, 2007.

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$21,741,703	$25,834,665
Net Long-Term Capital Gains	33,137,115	600,485

Total Taxable Distributions	$54,878,818	$26,435,150

18     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Notes to Financial Statements (continued)
   As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,574,761
Undistributed long-term capital gains — net	2,115,657

Total undistributed earnings	12,690,418
Other book/tax temporary differences (a)	13,532,149
Unrealized appreciation/(depreciation) (b)	19,245,982

Total accumulated earnings/(losses) — net	$45,468,549

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the Fund’s retention of tax-exempt income, and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax amortization methods for premiums on fixed income securities.

6.	Other Matters
On September 16, 2005, the staff of the U.S. Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      19

Notes to Financial Statements (continued)
after December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
   * * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
20     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Western Asset 2008 Worldwide Dollar
Government Term Trust Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (formerly Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.) as of July 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 2004 were audited by other independent registered public accountants whose report thereon, dated September 22, 2004, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 25, 2007
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Annual Report      21

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 1993	Formerly Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2001	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Associated Banc-Corp.
22     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      23

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A
24     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      25

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)
The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.
26     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2007.

Record Date:	9/22/2006	12/22/2006
Payable Date:	9/29/2006	12/29/2006

Long-Term Capital Gain Dividend	$0.063000	$0.897200

Please retain this information for your records.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      27

Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the SEC, the following additional disclosure is provided.
   Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions, including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.
   The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.
   The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.
   There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
   The reinvestment of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.
28     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset
2008 Worldwide Dollar
Government Term Trust Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Paolo M. Cucchi Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA President and Chief Executive Officer Kaprel Ozsolak Chief Financial Officer and Treasurer Ted P. Becker Chief Compliance Officer Robert I. Frenkel Secretary and Chief Legal Officer

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Western Asset Management Company

CUSTODIAN
State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBG

This report is transmitted to the shareholders of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WASX010200  9/07 SR07-405

Western Asset
2008 Worldwide Dollar
Government Term Trust Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2006 and $56,000 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $1,205 in 2006 and $0 in 2007.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,988 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the

Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. during the reporting period were $0 in 2007.
(h) Yes. Western Asset 2008 Worldwide Dollar Government Term Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:
William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse
b) Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Proxy Voting Guidelines and Procedures
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.
The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.
Background
Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.
Policy
Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).
Procedures
Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.
f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Edward A. Moody Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1985.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.
(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL
The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of July 31, 2007.
Other Accounts Managed by Portfolio Managers
The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	115 registered investment companies with $110.4 billion in total assets under management	224 Other pooled investment vehicles with $197.3 billion in assets under management	1,103 Other accounts with $303.6 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $110.4 billion in total assets under management	224 Other pooled investment vehicles with $188.9 billion in assets under management	1,103 Other accounts with $284.8 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.3 billion in total assets under management	6 Other pooled investment vehicles with $1.52 billion in assets under management	1 Other account with $0.014 billion in total assets under management**

Edward A. Moody	2 registered investment Companies with $0.413 billion in total assets under management	1 Other pooled investment vehicle with $0.094 billion in assets under management	98 Other accounts with $18.9 billion in total assets under management***

Michael C. Buchanan‡	14 registered investment companies with $7.75 billion in total assets under management	5 Other pooled investment vehicles with $4.19 billion in assets under management	12 Other accounts with $1.13 billion in total assets under management

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Jeffrey D. Van Schaick‡	4 registered investment Companies with $1.35 billion in total assets Under management	0 Other pooled investment vehicles	19 Other accounts with $3.89 billion in total assets under management***

*	Includes 97 accounts managed, totaling $33.8 billion, for which advisory fee is performance based.

**	Includes 1 account managed, totaling $14.3 million, for which advisory fee is performance based.

***	Includes 8 accounts managed, totaling $3.05 billion, for which advisory fee is performance based.

****	Includes 3 accounts managed, totaling 0.65 billion, for which advisory fee is performance based.

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
(a)(3): Portfolio Manager Compensation
With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.
Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.
In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.
Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.
It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.
A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.
(a)(4): Portfolio Manager Securities Ownership
The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2007.

Dollar Range of
Portfolio Securities
Portfolio Manager(s)	Beneficially Owned
S. Kenneth Leech	$100,001 - 500,000
Stephen A. Walsh	None
Keith J. Gardner	None
Edward A. Moody	None
Michael C. Buchanan	None
Jeffrey D. Van Schrick	None
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 5, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 5, 2007

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 5, 2007